Supplement dated August 13, 2024
to the Statement of Additional Information (SAI), as supplemented, dated January 1, 2024, for the following funds:
Fund
Columbia Funds Series Trust II
Columbia Integrated Large Cap Growth Fund
Columbia Integrated Large Cap Value Fund
Columbia Integrated Small Cap Growth Fund
Columbia Pyrford International Stock Fund
Columbia Ultra Short Duration Municipal Bond Fund
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI with respect to Ultra Short Duration Municipal Bond Fund is hereby superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance– Based Accounts**
For Funds with fiscal year ending August 31 – Information is as of August 31, 2023, unless otherwise noted
Ultra Short Duration Municipal Bond Fund	Paul Fox(e)	5 RICs 9 other accounts	$2.34 billion $17.05 million	None	None	Columbia Management	Columbia Management
	Douglas Rangel	8 RICs 5 other accounts	$3.33 billion $69.44 million	None	None
	Catherine Stienstra(f)	8 RICs 3 other accounts	$6.14 billion $1.86 million	None	None
*
RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**
Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(e)
The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of June 30, 2024.
(f)
Ms. Stienstra is expected to retire in mid-2025 and, as of such date, she will cease to serve as portfolio manager of the Fund.
The rest of the section remains the same.
Effective immediately, the information under the subsection “Distribution and/or Servicing Plans” in the “Investment Management and Other Services” section of the SAI is hereby superseded and replaced with the following:
	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	0.25%	up to 0.35%(a)(b)
Class Adv	None	None	None
Class C	0.75%	0.25%	1.00%
Class Inst	None	None	None
Class Inst2	None	None	None
Class Inst3	None	None	None
Class R	up to 0.50%	up to 0.25%	0.50%(c)
(a)
The maximum distribution and service fees for Class A shares varies among the Funds, as shown in the table below:
Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Series of CFST II	—	—	0.25%; these Funds pay a combined distribution and service fee
SUP965_10_004_(08/24)

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Ultra Short Duration Municipal Bond Fund	up to 0.15%	up to 0.15%	0.15%
(b)
Fee amounts noted apply to all Funds other than Ultra Short Duration Municipal Bond Fund, which, for Class A shares, pays distribution and service fees of 0.15%. The payment of the distribution and/or service fees payable by Integrated Large Cap Growth Fund, Integrated Small Cap Growth Fund and Ultra Short Duration Municipal Bond Fund under their Plan of Distribution has been suspended at a certain rate, and each Fund pays a reduced fee at the rate of 0.19% (effective March 1, 2024), 0.22% (effective March 1, 2024) and 0.12% (effective June 1, 2024), respectively.
(c)
Series of CFST II have a distribution and shareholder service plan for Class R shares. For Class R shares of series of CFST II, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

SUP965_10_004_(08/24)